EXHIBIT 10.2

FIRST AMENDMENT TO THE

AMENDMENT AND RESTATEMENT OF

THE HARRAH’S ENTERTAINMENT, INC.

EXECUTIVE SUPPLEMENTAL SAVINGS PLAN II

WHEREAS, Harrah’s Entertainment, Inc., a Delaware corporation (the “Company”), maintains the Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan II (the “Plan”) in order to provide its executives with an opportunity and incentive to save for retirement and other purposes;

WHEREAS, the Plan was amended and restated generally effective as of August 3, 2007;

WHEREAS, the EDCP Committee now wishes to amend the Plan to suspend the matching contributions under the Plan;

WHEREAS, Section 12.1(a) provides that the EDCP Committee has the right to amend the Plan; and

WHEREAS, the EDCP Committee has approved the adoption of this First Amendment to the Amendment and Restatement of the Plan.

NOW, THEREFORE, the Plan is hereby amended, effective as of February 9, 2009, as follows:

AMENDMENT

1. Section 4.2(b) of the Plan is hereby amended to read in its entirety as follows:

(b) Matching Contribution Formula.

(1) Deferral Periods Ending on or before December 31, 2008. For Deferral Periods ending on or before December 31, 2008, the Matching Contribution for each eligible Participant shall be equal to excess (if any) of:

(A) the matching contributions that would have been made for such Participant under the Savings and Retirement Plan, determined under the Matching Formula, based on the sum of

(I) the Participant’s 401(k) Matchable Deferrals for the plan year of the Savings and Retirement Plan coinciding with the Deferral Period, plus

(II) the Participant’s Salary Deferral Contributions in the Deferral Period,

up to the Matching Limit as applied to the Participant’s Salary, less

(B) the Participant’s 401(k) Matching Contributions for the plan year of the Savings and Retirement Plan coinciding with such Deferral Period.

(2) Deferral Period Ending on December 31, 2009. For purposes of the Deferral Period ending on December 31, 2009, the Matching Contribution for each eligible Participant shall equal the excess (if any) of:

(A) the matching contributions that would have been made for such Participant under the Savings and Retirement Plan, determined under the Matching Formula, based on the sum of

(I) the Participant’s 401(k) Matchable Deferrals for the plan year of the Savings and Retirement Plan coinciding with the Deferral Period, plus

(II) the Participant’s Salary Deferral Contributions in the Deferral Period from Salary otherwise payable on or before February 9, 2009,

up to the Matching Limit as applied to the Participant’s Salary during the Deferral Period otherwise payable on or before February 9, 2009, less

(B) the Participant’s 401(k) Matching Contributions for the plan year of the Savings and Retirement Plan coinciding with such Deferral Period.

For purposes of this paragraph (2): (1) pursuant to Section 2.23, a Participant’s “401(k) Compensation” shall not include such Participant’s compensation (as defined in the Savings and Retirement Plan) otherwise payable after February 9, 2009; (2) pursuant to Section 2.25, a Participant’s “401(k) Matchable Deferrals” shall equal six percent (6%) of such Participant’s “401(k) Compensation”; (3) pursuant to Section 2.26, a Participant’s “401(k) Matching Contributions” shall equal fifty percent (50%) of such Participant’s “401(k) Matchable Deferrals”; (4) pursuant to Section 2.31, the “Matching Formula” shall be fifty percent (50%) of the first 6% of compensation contributed by the Participant; and (5) pursuant to Section 2.32, the “Matching Limit” shall be six percent (6%).

For purposes of the Deferral Period ending on December 31, 2009, no Matching Contribution shall be made under this paragraph (2) in respect of the Participant’s Salary Deferral Contributions from Salary otherwise payable after February 9, 2009.

(3) Subsequent Deferral Periods. No Matching Contributions shall be made under subsection 4.2(b) for Deferral Periods ending after December 31, 2009.

2. Except as herein amended, the Plan shall continue in full force and effect in accordance with the terms and conditions thereof.

This First Amendment to the Amendment and Restatement of the Plan is hereby executed by a duly authorized officer of Harrah’s Entertainment, Inc., effective as of February 9, 2009.

HARRAH’S ENTERTAINMENT, INC.

By:	/s/ MARY H. THOMAS
Name:	Mary H. Thomas
Its:	Senior Vice President